UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2024

ZRCN Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA. 95008.

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 1.01 – Entry into Material Definitive Agreement

On October 15, 2024 (the “Effective Date”), Zircon Corporation (“Zircon”) a wholly owned subsidiary of ZRCN Inc. (the “Company”) entered into a Settlement Agreement (the “Settlement Agreement”) with Stanley Black & Decker, Inc. (“Stanley”), pursuant to which, among other things, the parties entered into a in full settlement of all pending claims brought by Zircon against Stanley and each party agreed to release and discharge all claims against the other, including any claims that were or could have been asserted in the Litigations. Zircon previously filed an action against Stanley in the United States District Court for the Northern District of California (the “District Court”) for infringement of one or more claims of the Patents-in-Suit in Civil Action No. 19-cv-08044 (the “District Court Litigation”) and an action in the United States International Trade Commission, Investigation No. 337-TA-1221 (the ITC Litigation” and collectively, the “Litigations”).

The Settlement Agreement provides that Zircon shall grant Stanley and its affiliates a worldwide, non-exclusive, fully paid-up, irrevocable license under the Licensed Patents (as defined in the Settlement Agreement) for the term thereof to make, use, sell, offer for sale, have made and/or import the Licensed Activities and Products (as defined in the Settlement Agreement) in consideration for a one-time payment of $800,000, which shall be paid within 60 days of the Effective Date (the “Settlement Payment”) and substantial compliance with the Settlement Agreement by Stanley. The parties agreed that within five (5) days of the receipt by Zircon of the Settlement Payment, the Parties shall jointly file a stipulation of dismissal requesting that the District Court dismiss with prejudice all claims between the parties in the District Court Litigation, with each of Zircon and Stanley to bear its own costs

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which, subject to any applicable confidential treatment, will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN Inc.

Date: October 21, 2024	By:	/s/ Jeff Parsons
Jeff Parsons
Chief Financial Officer

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